UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   February 21, 2007
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

1-3016	WISCONSIN PUBLIC SERVICE CORPORATION (A Wisconsin Corporation) 700 North Adams Street P.O. Box 19001 Green Bay, Wisconsin 54307 (800) 450-7260	39-0715160

WPS RESOURCES CORPORATION
(now known as Integrys Energy Group, Inc.)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 21, 2007, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 8, 2006, as amended, by and among Peoples Energy Corporation (“Peoples Energy”), WPS Resources Corporation (“WPS Resources”) and Wedge Acquisition Corp., a wholly-owned subsidiary of WPS Resources (“Wedge”), the merger of Wedge with and into Peoples Energy was completed. As a result of the merger, Peoples Energy became a wholly-owned subsidiary of WPS Resources.

Pursuant to the merger, shareholders of Peoples Energy will receive 0.825 shares of WPS Resources common stock, $1 par value, for each share of Peoples Energy common stock, no par value that they held immediately prior to the merger. The total value of the merger consideration was approximately $1.8 billion. Simultaneously with the completion of the merger, WPS Resources changed its name to Integrys Energy Group, Inc. (“Integrys”), and its new ticker symbol is TEG.

On February 21, 2007, Integrys issued a press release announcing the completion of the merger and the other transactions contemplated by the merger. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the merger reported in Item 2.01, the following individuals were appointed as new directors of Integrys as of February 21, 2007:

Name	Board Committee Assignments
Keith E. Bailey	Financial Committee Executive Committee Ad Hoc Oil and Natural Gas Committee
James R. Boris	Executive Committee Ad Hoc Oil and Natural Gas Committee
William J. Brodsky	Compensation Committee
Pastora San Juan Cafferty	Governance Committee
Diana S. Ferguson	Audit Committee
John W. Higgins	Environmental Committee
Michael E. Lavin	Audit Committee

In connection with the completion of the merger reported in Item 2.01, Charles A. Schrock (age 53) was named President of Wisconsin Public Service Corporation (“WPSC”) as of February 21, 2007. Before his appointment as President, Mr. Schrock was President and Chief Operating Officer - Generation of WPSC since August 15, 2004, prior to that date Mr. Schrock was Senior Vice President of WPS Resources since September 14, 2003. In addition, Larry L. Weyers ceased serving as Chief Executive Officer of WPSC as of February 21, 2007. Also in connection with the completion of the merger, Thomas P. Meinz and Bernard J. Treml, who were named executive officers in the 2005 Annual Report on Form 10-K, ceased serving in their positions as Executive Vice President - Public Affairs and Senior Vice President - Human Resources with WPSC.

In connection with the completion of the merger reported in Item 2.01, the following individuals were removed as directors of WPSC as of February 21, 2007: Richard A. Bemis, Albert J. Budney, Jr., Ellen Carnahan, Robert C. Gallagher, Kathryn M. Hasselblad-Pascale, James L. Kemerling, John C. Meng and William F. Protz, Jr.

In connection with the completion of the merger reported in Item 2.01, the following individuals were appointed as new directors of WPSC as of February 21, 2007: Lawrence T. Borgard, Phillip M. Mikulsky, Thomas P. Meinz, Thomas A. Nardi, Joseph P. O’Leary, Desiree G. Rogers, and Charles A. Schrock.

Item 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year

In connection with the merger, on February 21, 2007 Integrys amended its articles of incorporation and bylaws. Integrys’ articles of incorporation were amended to change the name of WPS Resources Corporation to Integrys Energy Group, Inc.. The bylaws of Integrys were amended to:

1)	Remove the requirement that the company’s annual meeting of shareholders be held no later than the fourth Tuesday in May;

2)	Allow the Board of Directors to elect from among the directors a Chairman of the Board of Directors and a Vice Chairman of the Board of Directors;

3)	Increase the Board of Directors from 9 to 16 members;

4)	Define the classes of directors and the terms for each class;

5)	Provide that a board committee may consist of one member;

6)	Expand the list of actions that can be taken by Board Committees consistent with the Wisconsin Business Corporation Law;

7)	Define the role of the Non-Executive Chairman of the Board; and

8)	Remove the position of Chairman of the Board of Directors form the list of defined officers.

Also, on February 21, 2007, WPSC amended its bylaws to:

1)	Remove the requirement that the company’s annual meeting of shareholders be held no later than the fourth Tuesday in May;

2)	Remove the classes of directors and require directors to be elected annually at an annual shareholders meeting; and

3)	Change the number of directors from 9 to 8.

A copy of the amendments to Integrys’ Restated Articles of Incorporation is attached as Exhibit 3.1, and a copy of Integrys’ Restated Articles of Incorporation, as amended, is attached as Exhibit 3.2. A copy of the amendments to Integrys’ Bylaws is attached as Exhibit 3.3, and a copy of Integrys’ Bylaws, as amended, is attached as Exhibit 3.4. A copy of the amendments to WPSC’s Bylaws is attached as Exhibit 3.5, and a copy of WPSC’s Bylaws, as amended, is attached as Exhibit 3.6.

Item 9.01 Financial Statements and Exhibits

Financial Statements of Business Acquired

The financial statements required by this Item are incorporated herein by reference to Item 8, Financial Statements, of Peoples Energy’s Annual Report on Form 10-K for the year ended September 30, 2006, which was filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 001-05540) on December 14, 2006.

Pro Forma Financial Information

The pro forma financial information required by this Item, with respect to the merger described in Item 2.01, will be filed as soon as practicable, and in any event not later than May 9, 2007.

Exhibits

The exhibits identified on the attached exhibit index are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. WISCONSIN PUBLIC SERVICE CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: February 27, 2007

INTEGRYS ENERGY GROUP, INC.
WISCONSIN PUBLIC SERVICE CORPORATION

Exhibit Index to Form 8-K
Dated February 21, 2007

Exhibit Number	Description
3.1	Amendments to Restated Articles of Incorporation of Integrys Energy Group, Inc.

3.2	Restated Articles of Incorporation of Integrys Energy Group, Inc., as amended.

3.3	Amendments to Bylaws of Integrys Energy Group, Inc.

3.4	Bylaws of Integrys Energy Group, Inc., as amended.

3.5	Amendments to Bylaws of Wisconsin Public Service Corporation.

3.6	Bylaws of Wisconsin Public Service Corporation, as amended.

99.1	Press release issued February 21, 2007.